SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Filed by the registrant |X|
      Filed by a party other than the registrant |_|
      Check the appropriate box:
      |_| Preliminary proxy statement
      |X| Definitive proxy statement
      |_| Definitive additional materials
      |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

            The BlackRock Broad Investment Grade 2009 Term Trust Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|  No fee required.
         |_|  Fee computed on table below per Exchange Act Rules 14a-(i)(4)
              and 0-11.
         (1)  Title of each class of securities to which transaction applies:
                    Common Stock, par value $0.01 per share.
--------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transactions applies:
          2,957,093 shares of Common Stock, par value $0.01 per share.
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                       N/A
--------------------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:
                                       N/A
--------------------------------------------------------------------------------

         (5)  Total fee paid:
                                       N/A
--------------------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:

--------------------------------------------------------------------------------

         (2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3)  Filing party:

--------------------------------------------------------------------------------

         (4)  Date filed:

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]


--------------


         THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
    THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
        THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
     THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
       THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                    THE BLACKROCK INCOME TRUST INC. ("BKT")
                   THE BLACKROCK 1999 TERM TRUST INC. ("BNN")
                  THE BLACKROCK TARGET TERM TRUST INC. ("BTT")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

            THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
                   THE BLACKROCK 2001 TERM TRUST INC. ("BLK")
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                               ----------------
                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                               ----------------
                           TO BE HELD ON MAY 19, 1999

To the Stockholders of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BNN, BTT, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BMT, BLK and BGT (collectively, the "Trusts"):

     The Joint Annual Meeting of Stockholders of the Trusts will be held at One Seaport Plaza, New York, New York on May 19, 1999 at 10:00 a.m. (New York Time) for the following purposes:

   1. With respect to each of the Trusts to elect three Directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

   2. To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors of each of the Trusts for the fiscal year ending June 30, 1999 with respect to BLK, for the fiscal year ending October 31, 1999 with respect to BKN, BCT, RAA, RFA, RNJ, RNY and BKT for the fiscal year ending December 31, 1999 with respect to BRM, BLN, BFC, BRF, BNN, BTT, BAT, BGT, BMN, BQT and BMT;

   3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" ALL THE PROPOSALS.

     We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

     The stock transfer books will not be closed, but in lieu thereof, the respective Boards of Directors have fixed the close of business on February 26, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.



                              By order of the respective Boards of Directors

                              Karen H. Sabath, Secretary


New York, New York
March 31, 1999


 -------------------------------------------------------------------------------
 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
 -------------------------------------------------------------------------------

             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
        THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
            THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                        THE BLACKROCK INCOME TRUST INC.
                       THE BLACKROCK 1999 TERM TRUST INC.
                      THE BLACKROCK TARGET TERM TRUST INC.
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                    THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       THE BLACKROCK 2001 TERM TRUST INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    THE BLACKROCK STRATEGIC TERM TRUST INC.
                             TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                               ----------------
                             JOINT PROXY STATEMENT
                               ----------------
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1999

                                  INTRODUCTION

     This joint proxy statement is furnished in connection with the solicitation by the respective Boards of Directors or Trustees, as the case may be (the "Boards"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders or Shareholders, as the case may be, (the "Meeting") of the Trusts to be held at One Seaport Plaza, New York, New York, on May 19, 1999 at 10:00 a.m. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against the proposals. As used in the Notice of Joint Annual Meeting of Stockholders and as used herein, the term "Directors" shall include Trustees and the term "Stockholders" shall include Shareholders where the use of the terms "Trustees" or "Shareholders" would otherwise be appropriate.

     The Meeting is scheduled as a joint meeting of the respective stockholders of the Trusts because the stockholders of all the Trusts are expected to consider and vote on similar matters. The Board of each Trust has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of each Trust's stockholders. In the event that any stockholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of  his  Trust's  meeting  to  a  time immediately after the Meeting so that his
Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Trust will vote separately on each of the Proposals relating to their Trust, and an unfavorable vote on a Proposal by the stockholders of one Trust will not affect the implementation of such a Proposal by another Trust if the Proposal is approved by the stockholders of that Trust.

     The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Dean Witter InterCapital Inc., Prudential Investments Fund Management LLC, Princeton Administrators L.P. (formerly Middlesex Administrators L.P.,), Mitchell Hutchins Asset Management Inc. and BlackRock Financial Management, Inc. (the
"Adviser") (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph, or mail. In addition, certain of the Trusts may employ Shareholder Communications Corporation pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 per Trust. The Adviser is located at 345 Park Avenue, New York, New York 10154.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a stockholder abstains. Broker non-votes will be treated as shares that are not present. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the Proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the applicable Trusts at the applicable address indicated above or by voting in person at the Meeting.

     Some proposals require more votes than others to be approved. With respect to each of the Trusts an affirmative vote of a simple majority of the shares present and voting at the meeting at which a quorum is present is necessary to ratify the selection of independent auditors. The affirmative vote of a plurality of the shares present at the meeting at which a quorum is present is necessary to elect the director nominees.

     The Board of each Trust knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

     The Board of each Trust has fixed the close of business on February 26, 1999, as the record date for the determination of stockholders of each Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

     The holders of any Trust's Auction Rate Municipal Preferred Stock will have equal voting rights with the holders of that Trust's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposals to elect Directors and ratify the independent accountants, except that the holders of any Trust's Auction Rate Municipal Preferred Stock, voting separately as a class, will elect two Directors. The two Directors that have been designated as representing the holders of each respective Trust's Auction Rate Municipal Preferred Stock are Richard E. Cavanagh and Frank J. Fabozzi (see "Proposal No. 1-Election of Directors," below).

     Pursuant   to   the  rules  promulgated  by  the  Securities  and  Exchange
Commission the following table sets forth the proposal to be voted on by each Trust with auditors to be voted on by all Trusts.



------------------------------
         VOTE ON DIRECTORS OF
  FUND       CLASS NUMBER
------------------------------
------------------------------
   BRM           III
------------------------------
   BFC           III
------------------------------
   BRF           III
------------------------------
   BLN           III
------------------------------
   BKN           III
------------------------------
   BCT            II
------------------------------
   BMN            I
------------------------------
   BNN           III
------------------------------
   BTT           III
------------------------------
   BAT            II
------------------------------
   RAA            II
------------------------------
   RFA            II
------------------------------
   RNJ            II
------------------------------
   RNY            II
------------------------------
   BKT            I
------------------------------
   BMT            I
------------------------------
   BGT            II
------------------------------
   BQT            I
------------------------------
   BLK           III

     At the close of business on February 26, 1999, BRM had outstanding 27,207,093 shares of Common Stock, par value $0.01 per share and 8,240 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BLN had outstanding 11,257,093 shares of Common Stock, par value $0.01 per share and 3,420 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BFC had outstanding 10,407,093 shares of Common Stock, par value $0.01 per share and 3,120 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BRF had outstanding 8,707,093 common shares of beneficial interest, par value $0.01 per share and 2,640 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, BKN had outstanding 16,707,093 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BCT had outstanding 2,957,093 shares of Common Stock, par value $0.01 per share, BMN had outstanding 45,410,639 shares of Common Stock, par value $0.01 per share and 9,000 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BNN had outstanding 21,610,583 shares of Common Stock, par value $0.01 per share, BTT had outstanding 95,460,639 shares of Common Stock, par value $0.01 per share, BAT had outstanding 9,510,667 shares of Common Stock, par value $0.01 per share, RAA had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RFA had outstanding 1,127,093 common shares of beneficial interest, par value $0.01 per share and 340 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, RNJ had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RNY had outstanding 1,307,093 shares of Common Stock, par value $0.01 per share and 392 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BMT had outstanding 25,885,639 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BKT had outstanding 62,849,878 shares of Common Stock, par value $0.01 per share, BGT had outstanding 57,510,639 shares of Common Stock, par value $0.01 per share, BQT had outstanding 36,810,639 shares of Common Stock, par value $0.01 per share and BLK had outstanding 142,010,583 shares of Common Stock, par value $0.01 per share. For each Trust, the class or classes of stock listed above are the only authorized class or classes of stock.

     The principal executive offices of BRM, BLN, BFC, BRF, BCT and BKN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BMN, BNN, BTT, BAT, RAA, RFA, RNJ, RNY, BKT and BQT are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the principal executive offices of BGT are located at Two World Trade Center, New York, New York 10048, and the principal executive offices of BMT and BLK are located at 1285 Avenue of the Americas, New York, New York 10019. The enclosed proxy or proxies and this proxy statement are first being sent to the Trusts' stockholders on or about March 31, 1999.

     Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

     As of February 26, 1999, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except that 242,400 of the outstanding common shares of RAA (or 24.07% of the outstanding common shares) are jointly held by M.H. Whittier Corporation, James E. Greene, Arlo G. Sorensen, Michael J. Casey and Whittier Trust Company, all of whom are located at 1600 Huntington Drive, South Pasadena, California 91030, and 781,800 of the outstanding common shares of BAT (or 8.22% of the outstanding common shares) are held by Karpus Management, Inc. which is located at 14 Tobey Village Office Park, Pittsford, New York 14534 and 3,526,800 of the outstanding common shares of BGT (or 6.1% of the outstanding common shares), 11,254,600 of the outstanding common shares of BLK (or 7.9% of the outstanding common shares) are held by the Federal Home Loan Mortgage Corporation which is located at 8200 Jones Branch Drive, Mclean, Virginia 22102 and 13,291,500 of the outstanding common shares of BLK (or 9.4% of the outstanding common shares), 8,528,000 of the outstanding common shares of BGT (or 14.8% of the outstanding common shares) and 2,400,500 of the outstanding common shares of BNN (or 11.1% of the outstanding common shares) are held by Tattersall Advisory Group, Inc., which is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.


                                PROPOSAL NO. 1.

                             ELECTION OF DIRECTORS
     With respect to BMN, BMT, BKT and BQT at the Meeting, Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualify. With respect to BAT, BGT, BCT, RAA, RFA, RNJ and RNY, at the Meeting, Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualify. With respect to BNN, BTT, BRM, BLN, BFC, BRF, BLK and BKN, at the Meeting, Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualify. There are only three nominees with respect to each of the Trusts because each Trust's Board is classified into three classes and only one class is being elected at the Meeting. The other classes will be elected at subsequent annual meetings of stockholders. In addition, with respect to BLK, BAT and BGT, respectively, nominees elected as Directors of BLK, BAT and BGT, respectively, will be appointed by BLK, BAT and BGT, respectively, to serve as Directors of their respective wholly-owned subsidiaries, BLK Subsidiary Inc. ("BLKS"), BAT Subsidiary Inc. ("BATS"), and BGT Subsidiary Inc. ("BGTS"), each of which has the identical investment objectives and policies as BLK, BAT and BGT, respectively. For each of the Trusts, the affirmative vote of a plurality of the shares present at the Meeting at which a quorum is present is required to elect the nominees representing the common stock and for each Trust with a class of Auction Rate Municipal Preferred Stock, the affirmative vote of a plurality of the Auction Rate Municipal Preferred Stock shares present at the Meeting is required to elect any nominees representing the Auction Rate Municipal Preferred Stock. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of each Trust recommends that you vote "FOR" the nominees.

     The respective Boards of Directors of the Trusts know of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the respective Boards of Directors may recommend.

     Certain information concerning the nominees for each of the Trusts is set forth below. All of the nominees are currently Directors of each of the Trusts, including BLKS, BATS and BGTS, and have served in such capacity since each of the Trusts commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and, with respect to BKT, BQT, BTT, BAT, BGT, BMN and BMT, James Clayburn LaForce, Jr. has served as Director since his election at the Trusts' annual meeting of stockholders on June 19, 1992 and Walter F. Mondale, who was previously a Director of each of the Trusts from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of stockholders on April 15, 1997. Each of the directors also serves as a director of The BlackRock North American Government Income Trust Inc. ("BNA") and The BlackRock High Yield Trust ("BHY"), each a closed-end registered investment company advised by BlackRock Financial Management, Inc. In addition, Messrs. Fink and Grosfeld serve as directors of BlackRock Fund Investors I, BlackRock Fund Investors II, BlackRock Fund
Investors III and BlackRock Asset Investors (collectively, "BAI"). Mr. Fink serves as a director of BlackRock MQE Investors and Anthracite Capital, Inc. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the Investment Company Act of 1940) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts and the Adviser is 345 Park Avenue, New York, New York 10154.



                                                                                  TRUST       % OF
                                   PRINCIPAL OCCUPATIONS OR                      SHARES      SHARES
NAME AND AGE                      EMPLOYMENT IN PAST 5 YEARS                    OWNED(*)   OUTSTANDING
---------------------- -----------------------------------------------         ---------- ------------
Andrew F. Brimmer      President of Brimmer & Company, Inc., a           BKT      110         (1)
4400 MacArthur Blvd    Washington, D.C.-based economic and financial     BTT       10
N.W. Suite 302         consulting firm. Formerly member of the Board     BAT       10
Washington, DC 20007   of Governors of the Federal Reserve System.       BGT       10
 Age: 72               Director, AirBorne Express, Borg-Warner           BMN       10
Class III (**)         Automotive and CarrAmerica Realty                 BMT       10
                       Corporation.                                      BRM       10
                                                                         BNN       10
                                                                         BKN       10
                                                                         BCT       10
                                                                         BQT       10
                                                                         BLK       10

                                                                                         TRUST       % OF
                                        PRINCIPAL OCCUPATIONS OR                        SHARES      SHARES
NAME AND AGE                           EMPLOYMENT IN PAST 5 YEARS                     OWNED(*)   OUTSTANDING
-------------------------- --------------------------------------------------         ---------- ------------
Richard E. Cavanagh        President and Chief Executive Officer of The         BKN      500         (1)
845 Third Avenue           Conference Board, Inc., a leading global             BKT      500
New York, NY 10022         business membership organization. Former             BTT      100
 Age: 52                   Executive Dean of the John F. Kennedy School of      BAT      100
Class I (**)               Government at Harvard University from                BGT      100
                           1988-1995. Acting Director, Harvard Center for       BMN      100
                           Business and Government (1991-1993).                 BMT      100
                           Formerly Partner (principal) of McKinsey &           BRM      100
                           Company, Inc. (1980-1988). Former Executive          BLN      100
                           Director of Federal Cash Management, White           BNN      100
                           House Office of Management and Budget                RNY      100
                           (1977-1979). Co-author, THE WINNING                  BCT      100
                           PERFORMANCE (best selling management book            BQT      100
                           published in 13 national editions.) Trustee,         BLK      100
                           Wesleyan University, Drucker Foundation and
                           Educational Testing Service (ETS). Director,
                           Archer Chemicals (chemicals), Fremont Group
                           (investments) and The Guardian Life Insurance
                           Company of America (insurance).

Kent Dixon                 Consultant/Investor. Former President and Chief      BKT     24,000       (1)
9495 Blind Pass Road       Executive Officer of Empire Federal Savings Bank     BTT      1,000
Unit #602                  of America and Banc PLUS Savings Association,        BAT        100
St. Petersburg, FL 33706   former Chairman of the Board, President and          BGT        100
 Age: 61                   Chief Executive Officer of Northeast Savings.        BMN        100
Class III (**)             Former Director of ISFA (the owner of INVEST, a      BMT        100
                           national securities brokerage service designed       BRM        100
                           for banks and thrift institutions).                  BRF        100
                                                                                BNN        100
                                                                                BKN        100
                                                                                RFA        100
                                                                                BCT        100
                                                                                BQT        100
                                                                                BLK        100

                                                                                     TRUST       % OF
                                     PRINCIPAL OCCUPATIONS OR                       SHARES      SHARES
NAME AND AGE                        EMPLOYMENT IN PAST 5 YEARS                    OWNED(*)   OUTSTANDING
----------------------- -------------------------------------------------         ---------- ------------
Frank J. Fabozzi        Consultant. Editor of THE JOURNAL OF PORTFOLIO      BKT         10       (1)
858 Tower View Circle   MANAGEMENT and Adjunct Professor of Finance         BTT         10
New Hope, PA 18938      at the School of Management at Yale University.     BAT         10
 Age: 50                Director, Guardian Mutual Funds Group. Author       BGT         10
Class II (**)           and editor of several books on fixed income         BMN         10
                        portfolio management. Visiting Professor of         BMT         10
                        Finance and Accounting at the Sloan School of       BRM         10
                        Management, Massachusetts Institute of              BNN         10
                        Technology from 1986 to August 1992.                BKN         10
                                                                            BCT         10
                                                                            BQT         10
                                                                            BLK         10

Laurence D. Fink*       Chairman and Chief Executive Officer of             BKT     16,680        (1)
 Age: 46                BlackRock Financial Management, Inc., the           BTT     15,777
Class III (**)          Adviser. Formerly, a Managing Director of The       BAT         10
                        First Boston Corporation, member of its             BGT         10
                        Management Committee, co-head of its Taxable        BMN         10
                        Fixed Income Division and head of its Mortgage      BMT         10
                        and Real Estate Products Group. Currently,          BRM         10
                        Chairman of the Board and Director of each of       BNN         10
                        BlackRock's Trusts, BNA, BHY and Anthracite         RNJ         10
                        Capital, Inc. and as Director of BAI and            BCT         10
                        BlackRock MQE Investors. Trustee of New York        BQT         10
                        University Medical Center, Dwight-Englewood         BLK         10
                        School, National Outdoor Leadership School and      BKN         10
                        Phoenix House. A Director of VIMRx
                        Pharmaceuticals, Inc. and Innovir Laboratories,
                        Inc.

                                                                                              TRUST       % OF
                                            PRINCIPAL OCCUPATIONS OR                         SHARES      SHARES
NAME AND AGE                               EMPLOYMENT IN PAST 5 YEARS                      OWNED(*)   OUTSTANDING
----------------------------- ----------------------------------------------------         ---------- ------------
James Grosfeld                Consultant/Investor. Director of BAI and Copart,       BKT         10        (1)
20500 Civic Center Drive      Inc. (retail automobile). Formerly Chairman of         BTT         10
Suite 3000                    the Board and Chief Executive Officer of Pulte         BAT         10
Southfield, MI 48076          Corporation (homebuilding and mortgage                 BGT         10
 Age: 61                      banking and finance) from May 1974-April 1990.         BMN         10
Class I (**)                                                                         BMT         10
                                                                                     BRM         10
                                                                                     BNN         10
                                                                                     BKN         10
                                                                                     BCT         10
                                                                                     BQT         10
                                                                                     BLK         10

James Clayburn LaForce, Jr.   Dean Emeritus of The John E. Anderson                  BKT         10        (1)
P.O. Box 1595                 Graduate School of Management, University of           BTT         10
Pauma Valley, CA 92061        California since July 1, 1993. Director, Eli Lilly     BAT         10
 Age: 70                      and Company (pharmaceuticals), Imperial                BGT         10
Class I (**)                  Credit Industries (mortgage banking), Jacobs           BMN         10
                              Engineering Group, Inc., Rockwell International        BMT         10
                              Corporation, Payden & Rygel Investment Trust           BRM         10
                              (mutual fund), Provident Investment Counsel            BFC         10
                              Funds (investment companies), Timken                   BNN         10
                              Company (roller bearing and steel) and Motor           BKN         10
                              Cargo Industries (transportation). Acting Dean         RAA         10
                              of The School of Business, Hong Kong University        BCT         10
                              of Science and Technology 1990-1993. From              BQT         10
                              1978 to September 1993, Dean of The John E.            BLK         10
                              Anderson Graduate School of Management,
                              University of California.

                                                                                       TRUST       % OF
                                      PRINCIPAL OCCUPATIONS OR                        SHARES      SHARES
NAME AND AGE                         EMPLOYMENT IN PAST 5 YEARS                     OWNED(*)   OUTSTANDING
------------------------ --------------------------------------------------         ---------- ------------
Walter F. Mondale        Partner, Dorsey & Whitney, a law firm (December      BKT         20       (1)
220 South Sixth Street   1996-present, September 1987-August 1993).           BTT         20
Minneapolis, MN 55402    Formerly, U.S. Ambassador to Japan                   BAT         20
 Age: 71                 (1993-1996). Formerly Vice President of the          BGT         20
Class II (**)            United States, U.S. Senator and Attorney General     BMN         20
                         of the State of Minnesota. 1984 Democratic           BMT         20
                         Nominee for President of the United States.          BQT         20
                                                                              BLK         20
                                                                              BRM         20
                                                                              BNN         20
                                                                              BKN         20
                                                                              BCT         20

Ralph L. Schlosstein*    President of BlackRock Financial Management,         BKT      6,000       (1)
 Age: 48                 Inc., the Adviser. Formerly, a Managing Director     BTT      1,000
Class II (**)            of Lehman Brothers, Inc. and co-head of its          BAT        100
                         Mortgage and Savings Institutional Group.            BGT        100
                         Currently, President of each of BlackRock's          BMN        100
                         Trusts, BNA and BHY. Trustee of Denison              BMT        100
                         University and New Visions for Public Education      BRM        100
                         in New York City. A Director of the Pulte            BLN        100
                         Corporation and a member of the Visting Board        BNN        100
                         of Overseers of the John F. Kennedy School of        BKN        100
                         Government at Harvard University.                    RNY        100
                                                                              BCT        100
                                                                              BQT        100
                                                                              BLK        100



------------
  (1) Less than 1%.
  (*) If  the  Trust is not listed the Director  does  not own any shares of the
      Trust.
  (**) Only Class I Directors are being elected by BMN, BMT, BKT and BQT, only Class II Directors are being elected by BAT, BGT, BCT, RAA, RFA, RNJ and RNY and only Class III Directors are being elected by BNN, BTT, BRM, BLN, BFC, BRF, BLK and BKN.

     All Directors and officers as a group owned less than 1% of the shares of each of the Trusts as of February 26, 1999. Each Trust has an executive committee composed of Messrs. Fink and Schlosstein.

     None of the Trusts has a compensation or nominating committee of the Board of Directors, or committees performing similar functions. Each of the Trusts has an audit committee composed of all the Directors who are not interested persons of such Trust or the Adviser (the "Independent Directors") which is charged with recommending a firm of independent accountants to its respective Trust and reviewing accounting matters with the accountants. With respect to BLK, there were two meetings of the audit committee held between July 1, 1997 and June 30, 1998. With respect to BNN, BTT, BAT, BGT, BRM, BLN, BFC, BRF, BMN, BQT and BMT, there was one meeting of the audit committee held between January 1, 1998 and December 31, 1998. With respect to BKT, BCT, BKN, RAA, RNJ, RNY and RFA, there were two meetings of the audit committee held between November 1, 1997 and October 31, 1998. With respect to each of the Trusts, all members attended at least 75% of the meetings.

     Four meetings of the Board of Directors of BLK were held between July 1, 1997 and June 30, 1998. Four meetings of the Boards of Directors of BKT, BKN, RFA, RNJ, RNY, BCT and RAA were held between November 1, 1997 and October 31, 1998. Four meetings of the Boards of Directors of BAT, BNN, BTT, BGT, BRM, BLN, BFC, BRF, BMN, BQT and BMT were held between January 1, 1998 and December 31, 1998. With respect to each of the Trusts, all Directors attended at least 75% of the meetings.

     In addition to Messrs. Fink and Schlosstein, all the following executive officers except Messrs. Amero and Klingert, hold the same position with each of the Trusts. With respect to Mr. Amero, of the Trusts, he is an officer of BLK, BQT, BCT, BNN, BTT, BAT, BGT and BKT only. With respect to Mr. Klingert, of the Trusts, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY and BMT only.


NAME AND AGE               TITLE           OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
-------------------- ---------------- ----------------------------------------------------
Scott Amero          Vice President   Managing Director of the Adviser. From 1985 to
  Age: 35                             1990, Vice President at The First Boston
                                      Corporation in the Fixed Income Research
                                      Department.

Keith T. Anderson    Vice President   Managing Director of the Adviser. From February
  Age: 39                             1987 to April 1988, Vice President at The First
                                      Boston Corporation in the Fixed Income Research
                                      Department. Previously Vice President and Senior
                                      Portfolio Manager at Criterion Investment
                                      Management Company (now Nicholas-Applegate).

Henry Gabbay         Treasurer        Managing Director of the Adviser. From September
  Age: 51                             1984 to February 1989, Vice President at The First
                                      Boston Corporation.

Michael C. Huebsch   Vice President   Managing Director of the Adviser. From July 1985 to
  Age: 40                             January 1989, Vice President at the First Boston
                                      Corporation in the Fixed Income Research
                                      Department

Robert S. Kapito     Vice President   Managing Director and Vice Chairman of the
  Age: 42                             Adviser. From December 1985 to March 1988, Vice
                                      President at The First Boston Corporation in the
                                      Mortgage Products Group.



NAME AND AGE                 TITLE              OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
-------------------- --------------------- -----------------------------------------------------
Kevin Klingert       Vice President        Managing Director of the Adviser From March 1985
  Age: 36                                  to October 1991, Assistant Vice President at Merrill
                                           Lynch, Pierce, Fenner & Smith in the Unit
                                           Investment Trust Department.

James Kong           Assistant Treasurer   Managing Director of the Adviser. From April 1987
  Age: 38                                  to April 1989, Assistant Vice President at The First
                                           Boston Corporation in the CMO/ABO
                                           Administration Department. Previously affiliated
                                           with Deloitte, Haskins & Sells (now Deloitte &
                                           Touche LLP).

Karen H. Sabath      Secretary             Managing Director of the Adviser. From June 1986
  Age: 33                                  to July 1988, Associate at The First Boston
                                           Corporation in the Mortgage Finance Department.
                                           From August 1988 to December 1992, Associate/
                                           Vice President of the Adviser.

Richard Shea, Esq.   Vice President/Tax    Director of the Adviser. From December 1988 to
  Age: 39                                  February 1993, Associate Vice President and Tax
                                           Counsel at Prudential Securities, Inc. From August
                                           1984 to December 1988, Senior Tax Specialist at
                                           Laventhol & Horwath.

                                  REMUNERATION
     The   following   table   sets  forth  certain  information  regarding  the
compensation of the Fund's directors and officers.


                                                                  TOTAL COMPENSATION
                                   AGGREGATE COMPENSATION        FROM THE FUND COMPLEX
NAME OF PERSON AND POSITION            FROM THE TRUSTS      PAID TO DIRECTORS AND OFFICERS*
---------------------------        -----------------------  --------------------------------
  Andrew R. Brimmer                      $136,000                      $160,000(21)
  Richard E. Cavanagh                    $136,000                      $160,000(21)
  Kent Dixon                             $136,000                      $160,000(21)
  Frank J. Fabozzi                       $136,000                      $160,000(21)
  James Grosfeld                         $136,000                      $192,500(25)
  James Claybourne LaForce, Jr.          $136,000                      $160,000(21)
  Walter F. Mondale                      $136,000                      $160,000(21)

------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998 by investment companies (including the Trust) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.

     The attendance fees of each Independent Director of the Trusts are reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of directors of the Trusts held on a single day does not exceed $20,000 for any Director. The $6,000 per annum fee for serving on each Board is also reduced proportionately, based on each respective Trust's net assets. For BLK, fees of $100,000 were accrued by the Trust between July 1, 1997 and June 30, 1998. For BNN, BTT, BAT, BGT, BRM, BLN, BFC, BRF, BMN, BQT and BMT fees of $30,000, $84,000, $22,000, $85,000, $85,500, $41,500, $39,000, $32,000, $84,000, $80,000 and $64,500,
respectively, were accrued by each Trust from January 1, 1998 to December 31, 1998. For BCT, RAA, RFA, RNJ, RNY, BKN and BKT fees of $17,000, $12,000, $14,000, $14,000, $14,000, $64,000 and $94,000, respectively, were accrued from
November 1, 1997 to October 31, 1998. None of the Directors received any pension or retirement benefits. None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Fink, Schlosstein, Amero, Anderson, Huebsch, Kapito, Gabbay, Klingert, Kong, Shea and Ms. Sabath, officers and/or Directors of the
Trusts, are also affiliated with the Adviser. They receive compensation from the Adviser although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time is devoted to that particular Trust's operations.

     THE BOARD OF DIRECTORS OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES PRESENT IS NECESSARY TO ELECT THE DIRECTOR NOMINEES.



                                PROPOSAL NO. 2.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
     Deloitte & Touche LLP ("D&T") has been selected as the independent auditors by a majority of each of the Trusts' Board of Directors, including a majority of the Independent Directors, by vote cast in person subject to ratification by the stockholders at the Meeting to audit the accounts of each of the Trusts for and during each Trust's fiscal year ending in 1999. In addition, with respect to BLK, BAT and BGT ratification of the selection of D&T as independent auditors for these Trusts will cause these Trusts to ratify the selection of D&T as the independent auditors of their wholly-owned subsidiaries BLKS, BATS and BGTS respectively. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

     Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

     The affirmative vote of a simple majority of shares present and voting at the meeting at which a quorum is present is required to ratify the selection of D&T.

     THE BOARD OF DIRECTORS OF EACH TRUST RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS. AN AFFIRMATIVE VOTE OF A SIMPLE MAJORITY OF THE SHARES AT THE MEETING AT WHICH A QUORUM IS PRESENT AND VOTING IS NECESSARY TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS.



                             ADDITIONAL INFORMATION
                              INVESTMENT ADVISER
     BlackRock was formed in 1988 to provide investment advisory services for individual and institutional investors. In February 1995, BlackRock was acquired by PNC Bank, N.A. and became a wholly-owned subsidiary of PNC Asset Management Group. In January 1998, 20% of BlackRock was purchased by the managing directors of BlackRock such that PNC Asset Management Group now owns 80% of BlackRock. In early 1998, the five investment management firms that comprise the PNC Asset Management Group consolidated under
BlackRock,   resulting   in   a  $100  billon  money  management  firm  offering
established investment expertise in domestic and international equity, global fixed income, cash management as well as risk management technology. The integrated BlackRock is among the 25 largest money management firms in the country.

     The executive officers of the Adviser are:


NAME                            POSITION
------------------------------- -------------------------------------
  Laurence D. Fink              Chairman and Chief Executive Officer
  Ralph L. Schlosstein          President
  Robert S. Kapito              Vice Chairman
  Henry Gabbay                  Managing Director

Messrs. Fink and Schlosstein are officers and Directors, and Messrs. Gabbay and Kapito are officers of the Trusts.

                              FINANCIAL STATEMENTS
     Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).


                       DEADLINE FOR STOCKHOLDER PROPOSALS
     Stockholder proposals intended to be presented at the 2000 Annual Meeting of the Stockholders of each of the Trusts must be received by November 5, 1999 to be included in the proxy statement and the form of proxy relating to that meeting as the Trust expects that the 2000 Annual Meeting will be held in May of 2000.


                                 OTHER MATTERS
     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                        Very truly yours,


                                        LAURENCE D. FINK
                                        Chairman and Chief Executive Officer


                                        RALPH L. SCHLOSSTEIN
                                        President

March 31, 1999

                                      PROXY

                                 THE BLACKROCK
                   BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") held of record by the undersigned on February 26, 1999 at the Annual Meeting of Stockholders of the Trust to be held on May 19, 1999 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

================================================================================
                                 THE BLACKROCK
                   BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
================================================================================
                                  COMMON STOCK




                                                       -------------------------
Please be sure to sign and date this Proxy.             Date
                                                       -------------------------



-------------Stockholder sign here-------------Co-owner sign here---------------



1. Election of Directors.

FRANK J. FABOZZI
WALTER F. MONDALE
RALPH L. SCHLOSSTEIN
                                  FOR ALL NOMINEES    WITHHOLD    FOR ALL EXCEPT
                                        / /              / /           / /


Instruction: To withhold authority to vote "For" any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.




2. To  consider  and act  upon
   the   ratification  of  the
   selection   of  Deloitte  &
   Touche LLP as  auditors  of
   the Trust  for the  Trust's
   fiscal year ending  October
   31, 1999.
                                      FOR              AGAINST        ABSTAIN
                                      / /                / /            / /




3. To   transact   such  other
   business  as  may  properly
   come  before the meeting or
   any adjournments thereof.
                                      FOR              AGAINST        ABSTAIN
                                      / /                / /            / /




   Mark  box  at  right  if  an  address
   change or  comment  has been noted on
   the reverse side of this card.              / /